WESTERN ASSET FUNDS, INC.

September 21, 2011

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF

WESTERN ASSET TOTAL RETURN UNCONSTRAINED PORTFOLIO

(formerly, Western Asset Absolute Return Portfolio)

WESTERN ASSET INFLATION INDEXED PLUS BOND PORTFOLIO

Dated May 1, 2011

The prospectus and statement of additional information of Western Asset Total Return Unconstrained Portfolio (formerly, Western Asset Absolute Return Portfolio) is supplemented with the following:

Effective September 14, 2011, Western Asset Absolute Return Portfolio has been renamed Western Asset Total Return Unconstrained Portfolio. References to Western Asset Absolute Return Portfolio should be read as references to Western Asset Total Return Unconstrained Portfolio. There will be no change in the fund’s investment objective in connection with this name change.

The fourth and fifth paragraphs under the heading “Principal investment strategies” in the prospectus of Western Asset Inflation Indexed Plus Bond Portfolio are deleted and replaced with the following:

The fund is expected to maintain a dollar-weighted average credit quality of at least A/A.

In addition, under normal market conditions, at the time of purchase:

•	no more than 20% of the fund’s net assets may be invested in non-U.S. dollar denominated inflation-indexed securities
•	no more than 10% of the fund’s net assets may be invested in un-hedged non-U.S. dollar denominated securities
•	no more than 20% of the fund’s net assets may be invested in a combination of securities rated below investment grade, emerging market securities and loan participations and assignments
•	no more than 10% of the fund’s net assets may be invested in securities rated below investment grade
•	no more than 10% of the fund’s net assets may be invested in emerging market securities
•	no more than 10% of the fund’s net assets may be invested in loan participations and assignments

The fund considers a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) or is unrated and of comparable quality as determined by the applicable subadviser. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.”

WASX013938